UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): February 27, 2017

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Stony Hill Road Suite 200 Yardley, PA 19067	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2017, Alliqua BioMedical, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (collectively, the “Investors”), pursuant to which the Company has agreed to issue and sell to the Investors in a private placement (the “Private Placement”) an aggregate of 5,540,000 shares of the Company’s common stock at a purchase price of $0.50 per share. The Company closed the Private Placement on the same day as it entered into the Securities Purchase Agreement, and received aggregate gross proceeds of $2,770,000.

In connection with the Private Placement, the Company paid $161,980 to Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, and $34,200 to Cova Capital Partners, LLC as financial advisory fees.

The Company intends to use the net proceeds from the Private Placement to pay its obligations under its credit agreement and for working capital and general corporate purposes.

The form of Securities Purchase Agreement is filed as Exhibits 10.1 hereto and is incorporated herein by reference. The foregoing description of the Securities Purchase Agreement and the Private Placement is qualified in its entirety by reference to such exhibit.

Item 1.02	Termination of a Material Definitive Agreement.

On February 27, 2017, the Company notified Soluble Systems, LLC, a Virginia limited liability company (“Soluble”), of the immediate termination of the Contribution Agreement and Plan of Merger dated as of October 5, 2016 (the “Contribution and Merger Agreement”), by and among Alliqua Holdings, Inc., a Delaware corporation (“Parent”), Chesapeake Merger Corp., a Delaware corporation (“Merger Sub”). The Contribution and Merger Agreement was subject to the satisfaction of various closing conditions and provided that each party could terminate the Contribution and Merger Agreement if certain conditions to closing have not been, or if it becomes apparent that any such closing conditions will not be, fulfilled by the outside date which had been extended to February 28, 2017 (the “Outside Date”). As the requisite closing conditions could not be met by the Outside Date, the Company terminated the Contribution and Merger Agreement.

For a summary of the material terms of the Contribution and Merger Agreement, please see Item 1.01 of the Company’s Forms 8-K filed with the Securities and Exchange Commission on October 6, 2016 (the “Original 8-K”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Contribution and Merger Agreement, which is attached as Exhibit 2.1 to the Original 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Private Placement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Private Placement was undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 8.01	Other Events.

On February 28, 2017, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On February 28, 2017, the Company issued a press release announcing the termination of the Contribution and Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement, dated February 27, 2017, by and between Alliqua BioMedical, Inc. and certain accredited investors.
99.1	Press Release of Alliqua BioMedical, Inc., dated February 28, 2017.
99.2	Press Release of Alliqua BioMedical, Inc., dated February 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: February 28, 2017	By:	/s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer